UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 18, 2022

IONIS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

000-19125	33-0336973
(Commission File Number)	(IRS Employer Identification No.)

2855 Gazelle Court, Carlsbad, CA	92010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 931-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.001 Par Value	“IONS”	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On January 19, 2022, a purported stockholder of the Company filed a derivative complaint, captioned Leo Shumacher, et al. v. Joseph Loscalzo, et al., C.A. No. 2022-0059-LWW (the “Derivative Action”), in the Delaware Court of Chancery (the “Court”). The complaint, which names the Ionis directors (the “Directors”) as defendants and names the Company as a nominal defendant, alleges that the Directors awarded and received excessive compensation. On March 18, 2022, defendants moved to dismiss the derivative complaint. The defendants have denied, and continue to deny, any and all allegations of wrongdoing or liability asserted in the Derivative Action.

Nonetheless, solely to eliminate the uncertainty, distraction, disruption, burden, risk, and expense of further litigation, the Company and the Directors entered into a Stipulation and Agreement of Compromise, Settlement and Release (the “Stipulation”) with the plaintiff on May 24, 2022. Pursuant to the terms of the Stipulation, the defendants have agreed to implement and maintain certain changes to the Company’s director compensation policies and practices. The Company will also be responsible for the payment of plaintiff’s attorneys’ fees. The proposed settlement, as set forth in the Stipulation, is subject to approval by the Court. If approved, the proposed settlement will (i) fully resolve the Derivative Action by dismissing all asserted claims with prejudice and (ii) release all claims related to the allegations in the Derivative Action.

A copy of the Notice of Pendency of Settlement of Action (the “Notice”) is attached hereto as Exhibit 99.1. Copies of the Notice and the Stipulation are available on the Company’s website at: https://ir.ionispharma.com/settlement-information.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
Exhibit No.	Description
99.1	Notice of Pendency of Settlement of Action dated July 18, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ionis Pharmaceuticals, Inc.

Dated: July 18, 2022	By:	/s/ Patrick R. O’Neil
Patrick R. O’Neil
Executive Vice President, Chief Legal Officer and General Counsel